Exhibit 99.1

General Corporate & Gene Therapy Overview: At the Forefront of the Human Genome Medicine Revolution May 2020

General Corporate & Gene Therapy Overview 2 Forward-Looking Statements This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 relating to preclinical and clinical development of our product candidates, the timing and reporting of results from preclinical studies and clinical trials, the prospects and timing of the potential regulatory approval of our product candidates, commercialization plans, manufacturing and supply plans, financing plans, and the projected revenues and cash position for the Company. The inclusion of forward-looking statements should not be regarded as a representation by us that any of our plans will be achieved. Any or all of the forward-looking statements in this press release may turn out to be wrong and can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. For example, with respect to statements regarding the goals, progress, timing, and outcomes of discussions with regulatory authorities, and in particular the potential goals, progress, timing, and results of preclinical studies and clinical trials, including as they are impacted by COVID-19 related disruption, are based on current information. The potential impact on operations from the COVID-19 pandemic is inherently unknown and cannot be predicted with confidence and may cause actual results and performance to differ materially from the statements in this release, including without limitation, because of the impact on general political and economic conditions, including as a result of efforts by governmental authorities to mitigate COVID-19, such as travel bans, shelter in place orders and third-party business closures and resource allocations, manufacturing and supply chain disruptions and limitations on patient access to commercial or clinical product. In addition to the impact of the COVID-19 pandemic, actual results may differ materially from those set forth in this release due to the risks and uncertainties inherent in our business, including, without limitation: the potential that results of clinical or preclinical studies indicate that the product candidates are unsafe or ineffective; the potential that it may be difficult to enroll patients in our clinical trials; the potential that regulatory authorities, including the FDA, EMA, and PMDA, may not grant or may delay approval for our product candidates; the potential that we may not be successful in commercializing Galafold in Europe, Japan, the US and other geographies or our other product candidates if and when approved; the potential that preclinical and clinical studies could be delayed because we identify serious side effects or other safety issues; the potential that we may not be able to manufacture or supply sufficient clinical or commercial products; and the potential that we will need additional funding to complete all of our studies and manufacturing. Further, the results of earlier preclinical studies and/or clinical trials may not be predictive of future results. Statements regarding corporate financial guidance and financial goals and the attainment of such goals. With respect to statements regarding projections of the Company's revenue and cash position, actual results may differ based on market factors and the Company's ability to execute its operational and budget plans. In addition, all forward-looking statements are subject to other risks detailed in our Annual Report on Form 10-K for the year ended December 31, 2019 and the Quarterly Report filed on Form 10-Q to be filed today. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, and we undertake no obligation to revise or update this news release to reflect events or circumstances after the date hereof. In addition to financial information prepared in accordance with U.S. GAAP, this presentation also contains adjusted financial measures that we believe provide investors and management with supplemental information relating to operating performance and trends that facilitate comparisons between periods and with respect to projected information. These adjusted financial measures are non-GAAP measures and should be considered in addition to, but not as a substitute for, the information prepared in accordance with U.S. GAAP. We typically exclude certain GAAP items that management does not believe affect our basic operations and that do not meet the GAAP definition of unusual or non-recurring items. Other companies may define these measures in different ways. Full reconciliations of GAAP results to the comparable non-GAAP measures for the reported periods appear in the financial tables section of this presentation. When we provide our expectation for non-GAAP operating expenses on a forward-looking basis, a reconciliation of the differences between the non-GAAP expectation and the corresponding GAAP measure generally is not available without unreasonable effort due to potentially high variability, complexity and low visibility as to the items that would be excluded from the GAAP measure in the relevant future period, such as unusual gains or losses. The variability of the excluded items may have a significant, and potentially unpredictable, impact on our future GAAP results.

General Corporate & Gene Therapy Overview 3 PLATFORM & Glycobiology AT-GAA Phase 3 in Pompe Disease Two Clinical-Stage Gene Therapies $338M+ Cash as of 3/31/20 GLOBAL COMMERCIAL ORGANIZATION Robust R&D Engine Nearly 50+ Lysosomal Disorders and More Prevalent Rare Diseases EMPLYEES in 27ountries Gene Therapy Protein Engineering World Class BIOLOGICS Capabilities A leading fully-integrated, global rare disease biotechnology company

General Corporate & Gene Therapy Overview 4 Key Takeaways Strong Financial Outlook with Current Cash Well into 2H2022 Portfolio of Gene Therapy Programs and Technologies Provides Foundation for Future AT-GAA for Pompe Advances Toward Approval as “Crown Jewel” of Amicus Portfolio Galafold Continues Strong Launch Performance & Cornerstone of Amicus Success Recent successes across our science, clinical, regulatory and commercial efforts position us for the future

General Corporate & Gene Therapy Overview 5

A RARE PORTFOLIO

	DISCOVERY	PRECLINICAL	PHASE 1/2	PHASE 3	REGULATORY	COMMERCIAL
Fabry Franchise						
Galafold® (migalastat) Monotherapy ODD						
Fabry Gene Therapy	PENN					
Pompe Franchise						
AT-GAA (Novel ERT + Chaperone) ODD						
Pompe Gene Therapy	PENN					
Batten Franchise – Gene Therapies						
CLN6 Batten Disease ODD RPD	NCH					
CLN3 Batten Disease ODD RPD	NCH					
CLN1 Batten Disease	NCH					
Next Generation Research Programs and CNS Gene Therapies						
CDKL5 Deficiency Disorder GTx / ERT	PENN					
Niemann-Pick Type C (NPC)	NCH / PENN					
Others	NCH / PENN					
MPS Franchise						
Mepsevii™ (vestronidase alfa) *(Japan Only)**						
Next Generation MPSIIIA	PENN					
MPSIIIB	PENN					

LEGEND
- **ODD** - Orphan Drug Designation
- **RPD** - Rare Pediatric Disease Designation

*Exclusive license from Ultragenyx for Japanese rights to Mepsevii™, investigator-sponsored trial in Japan underway

Amicus Therapeutics

Galafold®(migalastat) Global Launch… …taking a leadership role in the treatment of Fabry disease “We push ideas as far and as fast as possible” - Amicus Belief Statement

General Corporate & Gene Therapy Overview 7 Galafold Snapshot (as of March 31, 2020) One of the Most Successful $250-260M FY20 Global $60.5M 1Q20 R Rare Disease Launches nce Continue Expansio in 2020 348 ble Variants in U.S. Label 40+ Countries with Regulatory Approvals: Including U.S., EU, Japan, and Other Countries Galafold is indicated for adults with a confirmed diagnosis of Fabry Disease and an amenable mutation/variant. The most common adverse reactions reported with Galafold (≥10%) were headache, nasopharyngitis, urinary tract infection, nausea and pyrexia. For additional information about Galafold, including the full U.S. Prescribing Information, please visit https://www.amicusrx.com/pi/Galafold.pdf. For further important safety information for Galafold, including posology and method of administration, special warnings, drug interactions and adverse drug reactions, please see the European SmPC for Galafold available from the EMA website at www.ema.europa.eu. Galafold is the cornerstone of Amicus’ success.It is an orally delivered small molecule precision medicine with a unique mechanism of action for Fabry patients with amenable variants that replaces the need for intravenously delivered enzyme replacement therapy

General Corporate & Gene Therapy Overview 8 Galafold Quarterly Performance Quarterly Galafold Sales Year-over-Year Galafold Sales Growth $60.5M 1Q19 2Q19 3Q19 4Q19 1Q20 1Q19 Operational Growth FX Impact 1Q20 1Q19 vs 1Q20 $55M $49M $44M $34M -3% $60.5M $34M +81% Quarterly Growth Remains Steady with 1Q20 Revenue of $60.5M, Growing 78% Year-over-Year

General Corporate & Gene Therapy Overview
9

Galafold Growth Trajectory

Galafold is on track to generate $1B+ in projected cumulative revenues from 2020-2022 and is on an anticipated path to $500M+ in annual sales in 2023 and $1B+ annual sales at peak


5-Year CAGR of 40+%
$91M
$182M
$250M-
$260M
$500M+
$1B
Annual
Revenue
FY18
FY19
FY20
FY21
FY22
FY23
Peak
~$1B
Projected Cumulative Revenues (2020-2022)

Amicus Therapeutics

General Corporate & Gene Therapy Overview 10

Global Supply Chain

Existing Supply Chain Strategy:

- **Galafold**: Hold multiple years of inventory in API and Drug Product
- **AT-GAA**: Built inventory ahead of time and move drug product to UK

Post COVID-19:

- **Galafold**: Push inventory into the supply chain as far as possible down to country and pharmacy level
- **AT-GAA**: Push inventory into supply chain as far as possible and coordinate site by site for delivery


Galafold
Carbogen, Switzerland
AT-GAA
Wuxi, China
ALMAC CLINICAL SERVICES
United Kingdom
ALMAC CLINICAL SERVICES
USA
WORLD COURIER DEPOT
Japan
ZUELLIG PHARMA DEPOT
Taiwan
WORLD COURIER DEPOT
Argentina
FLINDERS DEPOT
Australia

Amicus Therapeutics

AT-GAA:Next Potential Standardof Care for Pompe Disease “We encourage and embrace constant innovation” - Amicus Belief Statement

General Corporate & Gene Therapy Overview

12

Pompe Disease Overview

Pompe disease is a severe and fatal muscular dystrophy and one of the most prevalent lysosomal disorders with very high unmet medical need



- 5,000 – 10,000+ patients diagnosed WW[1]; newborn screening suggests underdiagnosis
- Age of onset ranges from infancy to adulthood
- Patients on current standard of care decline after ~2 years
- Respiratory and cardiac failure are leading causes of morbidity and mortality
- Deficiency of GAA leading to glycogen accumulation and cellular dysfunction
- Symptoms include muscle weakness, respiratory failure, and cardiomyopathy
- ~$1B+ global Pompe ERT sales[2]

1. National Institute of Neurological Disorders and Stroke (NIH). 2. Based on calendar year ending September 30, 2019. Exchange rate as of 1/6/19. Source: Sanofi Press Releases

Amicus Therapeutics

General Corporate & Gene Therapy Overview 13 AT-GAA: Foundation in Protein Engineering Amicus scientists specializing in protein engineering and glycobiology created a uniquely glycosylated and highly phosphorylated ERT (AT-GAA) that significantly enhances targeting to key muscles affected in patients

General Corporate & Gene Therapy Overview 14 U.S. FDA Granted BTD to AT-GAA in Late-Onset Pompe Disease (LOPD) AT-GAA BTD Based on Ph 1/2 Clinical Efficacy • • Improvements in 6-minute walk distance Comparison to natural history of treated patients Plans to initiate a rolling BLA submission for AT-GAA in LOPD 2020 in BTD Features • • • Intensive guidance on an efficient drug development program Organizational commitment involving senior agency staff All Fast Track program features including rolling submission BTD Criteria • • Intended to treat a serious or life-threatening disease or condition Preliminary clinical evidence indicates drug may demonstrate substantial improvement over existing therapies on one or more clinically significant endpoints AT-GAA is the first ever second-generation product for any lysosomal disorder to earn FDA Breakthrough Therapy Designation (BTD)

General Corporate & Gene Therapy Overview 15

Pompe Patient Experience in Phase 1/2 Clinical Study (ATB200-02)

Phase 1/2 results showed strong and durable effects in patients out to two years, leading to dramatic improvements in muscle strength and function, as well as significant improvements in key biomarkers of disease



6-Min Walk Test (m)

Cohort	Baseline (n=10)	Change at Month 6 (n=10[a]) Mean (SD)	Change at Month 12 (n=10[a]) Mean (SD)	Change at Month 24 (n=9[a,b]) Mean (SD)
Cohort 1 ERT-Switch Ambulatory	397.2 (96.8)	+23.9 (52.2)	+42.2 (46.5)	+36.4 (60.5)
Cohort	**Baseline (n=5)**	**Change at Month 6 (n=5) Mean (SD)**	**Change at Month 12 (n=5) Mean (SD)**	**Change at Month 24 (n=5) Mean (SD)**
Cohort 3 ERT-Naïve	399.5 (83.5)	+41.8 (29.4)	+63.1 (29.1)	+60.7 (36.5)

FVC (% Predicted)

Cohort	Baseline (n=9[c])	Change at Month 6 (n=9[c]) Mean (SD)	Change at Month 12 (n=9[c]) Mean (SD)	Change at Month 24 (n=8[b,c]) Mean (SD)
Cohort 1 ERT-Switch Ambulatory*	52.6 (14.7)	-1.2 (4.0)	-3.0 (6.0)	+0.9 (4.9)
Cohort	**Baseline (n=5)**	**Change at Month 6 (n=5) Mean (SD)**	**Change at Month 12 (n=5) Mean (SD)**	**Change at Month 24 (n=5) Mean (SD)**
Cohort 3 ERT-Naïve	53.4 (20.3)	+4.4 (5.6)	+4.6 (8.8)	+6.8 (6.8)

Data from interim analysis 8

[a]One patient in Cohort 1 discontinued after 18 weeks due to burden of travel; baseline value is not shown for this patient. [b]One patient in Cohort 1 discontinued from study before Month 24. [c]Baseline FVC not available for 1 patient in Cohort 1

Amicus Therapeutics

General Corporate & Gene Therapy Overview 16 6MWT Natural History: Phase 1/2 AT-GAA Data vs. Medical Literature van der Ploeg 2017 Comparison of Phase 1/2 AT-GAA data to Natural History on Standard of Care: ATB200-02 Versus van der Ploeg 2017 Study 40 20 AT-GAA 0 -20 Standard of Care -40 -60 N (Lots)=22 N (ATB200-02)=10 Time from first infusion (months) 1. Data for AT-GAA represent time from first infusion of SOC ERT and change from baseline at the time of switching from SoC to AT-GAA 2. Source: ATB200-02 IA#7; Ans T. van der Ploeg et al. Poster presented at the 13th Annual WORLD Symposium™ 2017, February 13–17, 2017, San Diego, CA, USA 6MWT % predicted change from baseline 24 28 32 36 40 44 48 52 56 60 64 68 72 76 80 84 88 92 96 100 104 108 Improvement in percentage predicted 6MWD seen in all patients who switched from alglucosidase alfa to AT-GAA

General Corporate & Gene Therapy Overview 17 6MWT Natural History: Phase 1/2 AT-GAA Data vs. Medical Literature Masat 2016 Change from Baseline in Percent Predicted 6MWT as a Function of Baseline in Subjects Treated with ERT for 2+ Years: ATB200-02 Versus Masat 2016 Study 40 AT-GAA 20 0 -20 Standard of Care -40 -60 N (Masat)=19 N (ATB200-02)=10 Time from first infusion (months) Source: ATB200-02 IA#7; Masat et al 2016; Nature Scientific Reports | 6:36182 6MWT % predicted change from baseline 24 28 32 36 40 44 48 52 56 60 64 68 72 76 80 84 88 92 96 100 104 108 112 116 120 Second natural history data set confirms the large treatment effect of AT-GAA

General Corporate & Gene Therapy Overview 18 PROPEL (ATB200-03)Study Design 52-Week Primary Treatment Period (Double-Blind) 2:1 Randomization • PROPEL pivotal study over-enrolled with data expected in 1H2021 AT-GAA Bi-Weekly Participants with Late-Onset Pompe Disease n=123 59 WW Clinical Sites • Study includes ERT-Switch and ERT-Naïve Patients Long-Term Extension (Open-Label) • FDA and EMA agreed upon primary endpoint of 6MWD, an integrated measure of disease progression that evaluates both cardiopulmonary and musculoskeletal systems Standard of Bi-Weekly Care Primary Endpoint: 6-Minute Walk Test at Week 52; Multiple Secondary Endpoints Phase 3 exceeded enrollment with data expected in 1H2021. The study is highly powered for success and supports a broad label, with FDA and EMA agreement on study design and primary endpoint (6MWT)

General Corporate & Gene Therapy Overview 19 AT-GAA: Key Takeaways • PROPEL study timelines are on track with data expected 1H2021 – To date, 97% of the 2,250 planned infusions for the ongoing PROPEL study have been completed on schedule • Breakthrough Therapy Designation and the Promising Innovative Medicine designation highlight unmet need in Pompe disease today U.S. FDA grants rolling BLA submission and company plans to initiate in 2H2020 Expanded Access Program for infantile-onset Pompe patients underway • • • Process performance qualification (PPQ) runs with our partners WuXi have been successfully completed for the drug substance at • Peak revenue potential of $1B-$2B, with exclusivity well into 2030s AT-GAA for Pompe Advances Toward Approval as “Crown Jewel” of Amicus Portfolio

Next GenerationGene TherapyPlatform “We have a duty to obsolete our own technologies” - Amicus Belief Statement

General Corporate & Gene Therapy Overview 21 A Natural Evolution: Chaperones to Optimized ERT to Gene Therapy Pharmacological Chaperones Next-Generation ERTs Gene Therapies Stabilize “naturally produced” enzymes Stabilize and target “externally produced” enzymes Stabilize and target “internally produced” enzymes Amicus’ expansion into gene therapy is built upon years of experience in developing genetic medicines designed to deliver deficient proteins to target cells and organelles

General Corporate & Gene Therapy Overview 22

Validated Gene Therapy Platform for CNS

The Amicus Batten programs leverage AAV technologies and platforms utilized in the neuromuscular space at Nationwide Children's Hospital/Sanford and have robust preclinical and now clinical proof of concept

Clinically validated AAV gene therapy approach at NCH and Sanford

- Nationwide Children's Hospital Center for Gene Therapy (NCH)
- Intrathecal delivery with robust expression throughout CNS

Preclinical safety and efficacy studies replicated across multiple diseases at NCH

- SMA, CLN6, CLN3, CLN8

Amicus applying platform to multiple types of Batten disease and other Neurologic LSDs

- Two clinical programs in CLN6 and CLN3 Batten disease show initial safety in 15 patients; promising efficacy results in first 8 patients in CLN6
- Active preclinical program in CLN1 Batten disease with other neurologic LSDs in earlier preclinical development



NATIONWIDE CHILDREN'S

SANFORD RESEARCH


nature
biotechnology

Foust, Kaspar et al, 2009

Source: Likhite 2018, 16th International Conference on Neuronal Ceroid Lipofuscinoses, IND-enabling Preclinical Studies for Batten Disease Gene Therapy

Amicus Therapeutics

General Corporate & Gene Therapy Overview 23 Batten Disease Overview Source: Batten Disease Fact Sheet, NINDS, Publication date June 2018. Disease Overview •A group of disorders known as neuronal ceroid lipofuscinoses (NCLs), collectively referred to as Batten disease •Mutation in one of 13 different CLN genes leads to lysosomal dysfunction •Signs and symptoms include loss of speech, ambulation, vision and cognition Batten disease is a devastating early childhood disease that is 100% fatal in children

General Corporate & Gene Therapy Overview 24 CLN6 Natural History n=11 pts with late-infantile CLN6 Age (months) Source: Data on file: Ongoing Natural History study conducted by Nationwide Children’s Hospital and Dr. Emily de los Reyes Mean Hamburg Motor + Language Score CLN6 natural history shows a progressive decline of approximately one point per year in the Hamburg score from age two onwards with similar decline in motor and language

General Corporate & Gene Therapy Overview 25 Clinical Efficacy: Combined and Individual Hamburg Scores (n=8) Patient 6 Treated at 56 Months Patient 3 Treated at 36 Months Patient 2 Treated at 30 Months Patient 7 Treated at 19 Months 6 5 4 3 2 1 0 6 5 4 3 2 1 0 6 5 4 3 2 1 0 6 5 4 3 2 1 0 0 3 6 9 12 1518 21 24 0 3 6 9 12 15 18 21 24 0 3 6 9 12 15 18 21 24 0 3 6 9 12 15 18 21 24 Months on Treatment Months on Treatment Months on Treatment Months on Treatment Patient 8 Treated at 61 Months Patient 1 Treated at 63 Months Patient 4 Treated at 66 Months Patient 5 Treated at 79 Months 6 5 4 3 2 1 0 6 5 4 3 2 1 0 6 5 4 3 2 1 0 6 5 4 3 2 1 0 0 3 69 12 15 18 21 24 0 3 6 9 12 15 18 21 24 0 3 6 9 12 15 18 21 24 0 3 6 9 12 15 18 21 24 Months on Treatment Months on Treatment Months on Treatment Months on Treatment Separate Motor and Language Scores are Consistent with the Respective Combined Score. Source: Data on file Hamburg Motor + Language Score Hamburg Motor + Language Score Hamburg Motor + Language Score Hamburg Motor + Language Score Hamburg Motor + Language Score Hamburg Motor + Language Score Hamburg Motor + Language Score Hamburg Motor + Language Score M+LMOTORLANG M+LMOTORLANG M+LMOTORLANG M+LMOTORLANG M+LMOTORLANG M+LMOTORLANG M+LMOTORLANG M+LMOTORLANG CLN6 gene therapy halts or substantially slows progression of disease with a positive impact on motor and language function in 7 out of 8 patients

General Corporate & Gene Therapy Overview 26 CLN6 Clinical Efficacy Data: Sibling Comparisons (Natural History) Treated AAV-CLN6 Patients vs Natural History Sibling with CLN6 (Hamburg Score: Motor + Language over time) Treated Patient 3 vs. Untreated Sibling Treated Patient 6 vs. Untreated Sibling Treated Patient 8 vs. Untreated Siblings 6 6 6 5 5 5 4 4 4 3 3 3 Treated Patient 8 Untreated Sibling 1 Untreated Sibling 2 2 Treated Patient 3 2 2 Treated Patient 6 Untreated Sibling Untreated Sibling 1 1 1 0 0 0 48 60 72 Age (Months) 84 96 24 36 48 Age (Months) 60 72 84 36 48 60 Age (Months) 72 84 Source: Data on file Treated patients demonstrated stabilization relative to untreated siblings in the natural history data set who experienced substantial declines in motor and language ability

General Corporate & Gene Therapy Overview 27 CLN6 Clinical Efficacy Data: Natural History Matched Comparisons N= 4 NH pts N= 9 NH pts N= 3 NH pts Age (months) Age (months) Age (months) Age (months) GTx patient NH Pts (mean) N= 1 NH pt N= 1 NH pt N= 1 NH pt N= 4 NH pts Age (months) Age (months) Age (months) Age (months) *Matched for age and exact baseline Hamburg score. No current match (for age and exact M+L score at baseline) for youngest patient (pt. 7) Source: Data on file Hamburg M+L Hamburg M+L Hamburg M+L Hamburg M+L Hamburg M+L Hamburg M+L Hamburg M+L Hamburg M+L New analysis of treated patients demonstrate improvement compared to natural history patients matched for age and baseline Hamburg M+L score*

General Corporate & Gene Therapy Overview 28 CLN3 Batten Disease: Preclinical and Clinical Summary Preclinical Data in KO Mice Reduction of storage material in mouse model Improvement of motor function and cognitive behavior in mouse model Comparable survival mouse model in Widespread gene expression in brain of NHPs Source: Data on file Amicus’ second clinical stage gene therapy in CLN3 Batten disease has successfully completed dosing in three children in Cohort 1 (low dose) with dosing of additional Cohort 2 (high dose) patients in 2H 2019

General Corporate & Gene Therapy Overview 29 Combines Amicus and Penn Expertise Across Lysosomal and Rare Diseases Protein Engineering & Glycobiology Expertise Clinical and Regulatory Expertise Global Commercial Infrastructure Team of 200+ scientists bringing expertise and experience in: Vectors, Tropisms, Capsids Safety Dosing, Immunology Manufacturing, Scalability Next-Generation Gene Therapy Platform Driving 1-2 new INDs every year starting in 2021 An R&D platform with rights to 50+ diseases

General Corporate & Gene Therapy Overview 30 Amicus Approach: Engineered Transgenes for Optimal Cross-Correction (4) Proteins include targeting moieties for improved uptake Transgene encapsulated in AAV Target protein enters target cell via receptor binding DNA (transgene) Modified AAV injected into patient AAV tranduces target cell (3) Proteins designed for improved stability in blood Transgene expresses target protein (1) Novel untranslated sequences to increase expression Target protein enters bloodstream (2) Effective signal sequences to increase protein secretion Amicus’ unique technologies for protein engineering in Gene Therapy represent a new major platform technology and a groundbreaking advancement in the field

General Corporate & Gene Therapy Overview 31 Protein Engineering Gene Therapies For Platform Has Potential To Be Broadly Applicable to Majority of LSDs Pompe - GAA CLN1 – PPT1 CLN2 – TTP1 3 60 30 2 40 20 1 20 10 0 0 0 0 2 4 6 8 10 0.0 0.5 1.0 0.0 0.1 0.2 0.3 0.4 0.5 rhGAA (nM) Relative concentration (By Activity) RRelaltiivve EnnzzyymmeeAAddedded Fabry – GLA AGU – AGA 5×10 7 200 4×10 7 150 3×10 7 100 2×10 7 50 1×10 7 0 0 0.0 0.5 1.0 0.0 0.5 1.0 ReRlaetaivlteivEenEzynmzyemAedAddedded RReleaatlitviveeEEnnzyzmymeeAAddeedd Source: Data on file Bound GAA Activity (nmol/mL/hour) Bound Activity (nmol/mL/hour) Bound Activity (nmol/mL/hour) Bound Activity (RFU) Bound Activity (nmol/mL/hour) Engineered GLA Natural GLA Engineered hAGA Natural hAGA Natural hGAA Engineered hGAA Engineered hTTP1 Natural hTTP1 Engineered hPPT1 Natural hPPT1 Amicus has repeatedly validated the protein engineering platform approach in multiple indications to design transgenes with improved cellular uptake

General Corporate & Gene Therapy Overview 32 Initial Preclinical Pompe Gene Therapy Results: CNS Vehicle AAV.hGAA nat AAV.hGAA eng Wild-Type Gaa -/-Gaa -/-Gaa +/+ Gaa -/-▪ Similar results observed in brain Source: Molecular Therapy Vol 27 No 4S1 April 2019, Abstract 518 Spinal cord Score 20X Spinal Cord: Glycogen PAS Spinal Cord: Histopath Only the AAV with the Amicus engineered hGAA transgene was able to significantly impact cell pathology and glycogen reduction in the CNS

General Corporate & Gene Therapy Overview 33 New Pompe Gene Therapy Low Dose Preclinical Data Vehicle AAV.hGAA eng AAV.hGAA nat Normal mouse 5 4 3 2 1 0 ▪ Similar design as high dose preclinical study Source: Data on file Vehicle AAV.hGAA nat AAV.hGAA eng Normal Quadriceps: Glycogen PAS Quadriceps: Histopath Scoring Results from the low dose (2.5e12 gc/kg) study of engineered AAV-hGAA also showed improved cell pathology and glycogen reduction of the engineered construct versus natural GAA

General Corporate & Gene Therapy Overview 34 GTx Manufacturing Strategy for Initial Penn Programs at Catalent GENE THERAPY Long-term supply agreements established for research and GMP quality plasmids Penn is supporting technology transfer of existing manufacturing process to Catalent Technologies and capabilities related to Penn collaboration are being transferred to and developed at Catalent Initial focus on Amicus Pompe AAV gene therapy program Catalent to leverage Penn’s AAV manufacturing expertise and Amicus experience in complex biologics manufacturing and quality control as a competitive advantage.

General Corporate & Gene Therapy Overview 35 Gene Therapy: Updates & Key Takeaways • CLN6 Phase 1/2 interim data show profound impact with potential to become first ever approved gene therapy for fatal brain disease in children Additional patients to be dosed in Phase 1/2 study of CLN3 in 2021 with commercial supply Orphan drug designations granted in U.S. and EU for intrathecal AAV gene therapies for CLN6 and CLN3 Batten disease; CLN3 granted Fast Track designation by U.S. FDA Pompe gene therapy clinical candidate declared to move into IND-enabling studies Penn Collaboration is R&D engine, with rights to 50+ diseases 7 preclinical gene therapies in development • • • • • Portfolio of Gene Therapy Programs and Technologies Provides Foundation for Future

Financial & Operational Strategy “We are business led and science driven” - Amicus Belief Statement

General Corporate & Gene Therapy Overview 37 Financial Outlook: Key Takeaways • Cash runway now well into 2H2022 – Achieved through continued careful expense management, prioritization of very early stage research programs and more measured capital expenditures • Non-GAAP quarterly operating expense expected to decline throughout 2020 Company fully funded through major milestones in portfolio and continued global growth Cumulative Galafold projected revenue of $1B+ in 2020-2022 offsets significant majority of company spend/investments Only modest additional capital required in the outer years to extend runway into profitability with multiple non-equity sources available as/when needed • • •

General Corporate & Gene Therapy Overview 38

Financial Summary & Guidance

Strong Balance Sheet with $338M+ Cash – Cash Runway Well into 2H2022

FINANCIAL POSITION	
Cash	~$338M+
Cash Runway[1]	Well Into 2H2022
Debt[1,2]	$152.8M
CAPITALIZATION	
Shares Outstanding (as of 3/31/2020)	257,449,995
FINANCIAL GUIDANCE	
FY20 Galafold Revenue Guidance	$250M-$260M
FY20 Non-GAAP Operating Expense Guidance	$410M-$420M

[1]Based on existing operating plan [2]Includes $2.8 million of convertible debt and $150 million of straight debt

Amicus Therapeutics

General Corporate & Gene Therapy Overview 39 Cash Runway Now to Well into 2H2022 (~2+ years) $338M+ Cash 1Q2020 Well into ~2+ Years Cash Runway 2H2022 Fully funded through major milestones in portfolio and continued global growth

General Corporate & Gene Therapy Overview 40 At Major Inflection Point: Path to Profitability • • • • • Grow Galafold Advance AT-GAA to pivotal data, global approvals and launch Progress CLN6, CLN3 and Pompe gene therapies into and through the Generate 1-2 gene therapy INDs every year starting in 2021 clinic Discover and develop next generation protein engineering and gene therapy technologies with Penn Only modest additional capital required in outer years to extend runway into profitability with multiple non-equity sources available as/when needed Clear strategy to build our business, advance our portfolio and achieve profitability with the following key priorities:

General Corporate & Gene Therapy Overview 41 Our Passion for Making a Difference Unites Us Amicus is now at a major inflection point and positioned to create significant shareholder value ahead while advancing our mission for patients.

Appendix

Amicus Therapeutics, Inc. Reconciliation of Non-GAAP Financial Measures (in thousands) Three Months Ended March 31, 2020 2019 s Total operating expenses - as reported GAAP Research and development: Share-based compensation Selling, general and administrative: Share-based compensation Changes illfair value of contingent consideration payable Depreciation and amortization Total operating expense adjustments to reported GAAP Total operating expenses - as adjusted $ 132,030 1ll,270 5,253 5,032 7,343 931 1,764 7,712 1,383 991 15,291 s ]}6,739 15,118 $ 96,152 Ll..Amicus {v-Therapeutics-